Thornburg New York Intermediate Municipal Fund

ALL DATA AS OF 6.30.00
Fund facts  Thornburg New York Intermediate Municipal Fund

                      Thornburg New York
                  Intermediate Municipal Fund
                           A Shares

SEC Yield                    4.10%
Taxable Equiv. Yield         7.65%
NAV                     $   12.16
Max. Offering Price     $   12.41

Total returns  (Annual Average - After Subtracting Maximum Sales Charge)

One Year                    1.60%
Since Inception             3.47%
Inception Date             9.5.97

Taxable equivalent yield assumes a 39.6% marginal federal tax rate, a 6.85% New York State tax rate, and a 4.46% New York City tax rate. The investment return and principal value of an investment in the fund will fluctuate so that, when redeemed, an investor's shares may be worth more or less than their original cost.

Maximum sales charge of the Fund's Class A Shares is 2.00%.

The data quoted represent past performance and may not be construed as a guarantee of future results.

Letter to shareholders
Dear Fellow Shareholder,
We are pleased to present the annual report for the New York Portfolio of Thornburg Intermediate Municipal Fund for the fiscal year ending June 30, 2000. The net asset value per share decreased by 20 cents to $12.16 during the year, although it has risen in recent months. If you were with us for the entire period, you received dividends of 63.6 cents per share. If you reinvested your dividends, you received 65.1 cents per share. In the last year, we have witnessed a proliferation of "dot.com" stocks and a tight supply of municipal bonds. You probably know people who have sold perfectly good bonds (or bond funds) to get in on the action. On average, the ever-more-scarce bonds have outperformed the "dot.coms" this year. This outperformance by bonds will continue if the growth rate of our economy begins to lose momentum. Deficit spending by governments around the world, a hallmark of the prior 30 years, has turned into surplus accumulation since 1998. The U.S. government, which will pay off more than $200 billion of treasury bonds this year, leads the way. But it is not alone. Municipal bond issuance is down over 30% from last year due to swelling tax receipts at most state and local government entities. New York bonds are more scarce. We believe the surpluses have crested. Voters favor various tax cuts and demand more governmental services. For example, trendsetting California budgets a 17% increase in general fund expenditures and large tax rebates for the fiscal year beginning July 1, 2000. Stay tuned as the political drama unfolds. Your Thornburg New York Intermediate Municipal Fund is a laddered bond portfolio, consisting of over 50 municipal obligations from borrowers exempt from New York taxes. Approximately 83% of the bonds are rated A or better by one of the major rating agencies. As you know, we "ladder" the maturity dates of the bonds in your portfolio so that some of the bonds are scheduled to mature at par during each of the coming years. As these bonds mature, we would look forward to the chance to reinvest the proceeds at higher yields, should they become available! The following chart describes the percentages of your fund's bond portfolio maturing in each of the coming years:

Today, your fund's weighted average maturity is 8.7 years, and we always keep it below 10 years. When bond yields were higher last winter and spring, we extended your average portfolio maturity slightly and improved the structure of your bond ladder. Unless bond yields increase dramatically in the coming months, we intend to keep your average portfolio maturity about where it is.

We wish to remind you that 0% of your bonds in this fund bear interest that is subject to the alternative minimum tax on individuals (AMT). This is unusual in today's line-up of municipal bond funds, but we hope to keep this profile.

Over the years, our practice of laddering a diversified portfolio of short and intermediate maturity bonds has allowed your fund to consistently perform well in varying interest rate environments. We would like to attribute this to capable execution of a sensible investment strategy over time. Thank you for investing in Thornburg New York Intermediate Municipal Fund.

Sincerely,

Brian McMahon     George Strickland
Managing Director Managing Director

Statement of assets and liabilities

ASSETS

Investments at value (cost $23,424,617) ...................   $24,510,961
Cash ......................................................        33,145
Receivable for investments sold ...........................       155,000
Interest receivable .......................................       411,573
Prepaid expenses and other assets .........................           666
         Total Assets .....................................    25,111,345

LIABILITIES

Payable for investments purchased .........................       669,461
Payable for fund shares redeemed ..........................         8,268
Accounts payable and accrued expenses .....................        18,641
Payable to investment advisor (Note 3) ....................         7,100
Dividends payable .........................................        43,238
         Total Liabilities ................................       746,708

NET ASSETS ................................................   $24,364,637

NET ASSET VALUE:

Class A Shares:
Net asset value and redemption price per share ($24,364,637
applicable to 2,003,652 shares of beneficial interest
outstanding - Note 4) .....................................   $     12.16

Maximum sales charge, 2.00 % of offering
price (2.04% of net asset value per share) ................          0.25
Maximum Offering Price Per Share ..........................   $     12.41



See notes to financial statements

statement of operations

INVESTMENT INCOME:
Interest income (net of premium amortized
of $59,830) ...............................................   $ 1,472,514

EXPENSES:

Investment advisory fees (Note 3) .........................       122,944
Administration fees (Note 3) ..............................        30,736
Service fees (Note 3) .....................................        61,472
Transfer agent fees .......................................        25,463
Custodian fees ............................................        26,722
Professional fees .........................................         9,833
Accounting fees ...........................................         2,647
Trustee fees ..............................................           413
Other expenses ............................................         2,076

 Total Expenses                                                   282,306



Less:
         Expenses reimbursed by investment advisor (Note 3)       (94,940)

                  Net Expenses.................................   187,366

                  Net Investment Income ....................... 1,285,148

REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS (Note 5)
Net realized (loss) on investments sold .......................   (54,491)
(Decrease) in unrealized appreciation of investments ..........  (368,420)

                  Net Realized and Unrealized
                  Gain (Loss) on Investments ..................  (422,911)

                  Net Increase in Net Assets Resulting
                  From Operations ............................$   862,237

See notes to financial statements

Statement of changes in net assets
                                                 Year Ended      Year Ended
                                               June 30, 2000    June 30, 1999

INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:

Net investment income ........................ $  1,285,148    $  1,262,748
Net realized gain (loss) on investments sold .      (54,491)         (5,095)
Increase (decrease) in unrealized appreciation
of investments ...............................     (368,420)       (636,305)

Net Increase in Net Assets Resulting
from Operations                                     862,237         621,348

DIVIDENDS TO SHAREHOLDERS:
From net investment income
         Class A Shares ......................   (1,285,148)     (1,262,748)

From realized gains

         Class A Shares ......................        0             (39,569)

FUND SHARE TRANSACTIONS (Note 4):
         Class A Shares ......................      154,526        (158,266)

         Net Increase (Decrease) in Net Assets     (268,385)       (839,235)

NET ASSETS:
         Beginning of year .....................  24,633,022      25,472,257

         End of year .......................... $ 24,364,637    $ 24,633,022


See notes to financial statements

Notes to financial statements
Note 1 - Organization

Thornburg New York Intermediate Municipal Fund (the "Fund"), is a series of Thornburg Investment Trust (the "Trust"). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing seven series of shares of beneficial interest in addition to those of the Fund:
Thornburg Florida Intermediate Municipal Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg Limited Term Income Fund, Thornburg Value Fund and Thornburg Global Value Fund. Each series is considered to be a separate entity for financial reporting and tax purposes. The Fund's investment objective is to obtain as high a level of current income exempt from Federal income tax as is consistent with the preservation of capital. The Fund will also invest primarily in Municipal Obligations within the state of New York, with the objective of having interest dividends paid to its shareholders exempt from any individual income taxes. Additionally, the Fund will seek to have dividends paid to its individual shareholders exempt from New York City income taxes.

Note 2 - Significant Accounting Policies Significant accounting policies of the Fund are as follows:

Valuation of Investments: In determining net asset value, the Trust utilizes an independent pricing service approved by the Trustees. Debt investment securities have a primary market over the counter and are valued on the basis of valuations furnished by the pricing service. The pricing service values portfolio securities at quoted bid prices or the yield equivalents when quotations are not readily available. Securities for which quotations are not readily available are valued at fair value as determined by the pricing service using methods which include consideration of yields or prices of municipal obligations of comparable quality, type of issue, coupon, maturity, and rating; indications as to value from dealers and general market conditions. The valuation procedures used by the pricing service and the portfolio valuations received by the Trust are reviewed by the officers of the Trust under the general supervision of the Trustees. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates value.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable (if any) and tax exempt income to its shareholders. Therefore no provision for Federal income tax is required. Dividends paid by the Fund for the year ended June 30, 2000 represent exempt interest dividends which are excludable by shareholders from gross income for Federal income tax purposes.

When-Issued and Delayed Delivery Transactions: The Trust may engage in when-issued or delayed delivery transactions. To the extent the Trust engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the investment objectives and not for the purpose of investment leverage or to speculate on interest rate changes. At the time the Trust makes a commitment to purchase a security for the Fund, on a when-issued basis, it will record the transaction and reflect the value in determining the Fund's net asset value. When effecting such transactions, assets of the Fund of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund's records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date. Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Trust has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder's option, paid in cash. Net capital gains, to the extent available, will be distributed annually.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and original issue discounts on securities purchased are amortized over the life of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Note 3 - Investment Advisory Fee and Other Transactions With Affiliates
Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the "Adviser") serves as the investment adviser and performs services for which the fees are payable at the end of each month. For the year ended June 30, 2000, these fees were payable at annual rates ranging from 1/2 of 1% to 11/40 of 1% of the average daily net assets of the Fund. The Trust entered into an Administrative Services Agreement with the Adviser, whereby the Adviser will perform certain administrative services for the shareholders and for which fees will be payable at an annual rate of up to 1/8 of 1% of the average daily net assets. For the year ended June 30, 2000 the Adviser voluntarily reimbursed certain operating expenses amounting to $94,940.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the "Distributor"), which acts as the Distributor of Fund shares. For the year ended June 30, 2000, the Distributor earned commissions aggregating $28 from the sale of Class A shares.

Pursuant to a Service Plan, under Rule 12b-1 of the Investment Company Act of 1940, the Trust may reimburse to the Adviser an amount not to exceed 1/4 of 1% per annum of the Fund's average net assets for payments made by the Adviser to securities dealers and other financial institutions to obtain various shareholder related services. The Adviser may pay out of its own funds additional expenses for distribution of the Fund's shares. Certain officers and trustees of the Trust are also officers and/or directors of the Adviser and Distributor. The compensation of unaffiliated trustees is borne by the Trust.

Note  4 - Shares of Beneficial Interest

At June 30, 2000 there were an unlimited number of shares of beneficial interest authorized, and capital paid-in aggregated $23,337,879. Transactions in shares of beneficial interest were as follows:

                               Year Ended                   Year Ended
                             June 30, 2000                June 30, 1999
                           Shares      Amount         Shares         Amount
Class A Shares

Shares sold             193,238    $ 2,353,895        160,953    $ 2,053,855
Shares issued to
shareholders in
reinvestment of
distributions            63,212        768,282         61,983        788,545

Shares repurchased     (245,043)    (2,967,651)      (235,579)    (3,000,666)

Net Increase (Decrease)  11,407       $154,526        (12,643)    ($ 158,266)

Note 5 - Securities Transactions
For the year ended June 30, 2000 the Fund had purchase and sale transactions (excluding short-term securities) of $6,973,080 and $4,541,186, respectively. The cost of investments is the same for financial reporting and Federal income tax purposes. At June 30, 2000, net unrealized appreciation of investments was $1,086,344, resulting from $1,119,969 gross unrealized appreciation and $33,625 gross unrealized depreciation.

Accumulated net realized losses from security transactions included in net assets at June 30, 2000 aggregated $59,586. At June 30, 2000, the Fund had tax basis capital losses which may be caried over to offset future capital gains. Such losses expire as follows:

Capital loss carryovers expiring in:
         2007     $5,000
         2008     10,000
                  $15,000

At June 30, 2000, the Fund had deferred capital losses occurring subsequent to October 31, 1999, of $45,000. For tax purposes, such losses will be reflected in the year ended June 30, 2001.

Financial highlights
Year Ended June 30:

                                         2000         1999          1998(a)
CLASS A SHARES:

Net asset value, beginning of year   $  12.36  $     12.71    $     12.50

Income from investment operations:

         Net investment income           0.64         0.64           0.52
         Net realized and unrealized
         gain (loss) on investments     (0.20)       (0.33)          0.21

Total from investment operations         0.44         0.31           0.73
Less dividends from:
         Net investment income          (0.64)       (0.64)         (0.52)
         Net realized gains              0.00        (0.02)          0.00

Change in net asset value               (0.20)       (0.35)          0.21

Net asset value, end of year    $       12.16  $     12.36    $     12.71

TOTAL RETURN(b)                          3.65%        2.38%          5.92%

RATIOS/SUPPLEMENTAL DATA Ratios to average net assets:

   Net investment income                 5.23%        5.00%          4.99%(c)
   Expenses, after expense reductions    0.76%        0.75%          0.78%(c)
   Expenses, before expense reductions   1.15%        1.16%          1.19%(c)

Portfolio turnover rate                 19.02%        9.06%         42.26%

Net assets at end of year (000)      $ 24,365     $  24,633  $      25,472

(a)  Sales of Class A shares commenced on September 5, 1997.
(b) Sales loads are not reflected in computing total return, which is not annualized for periods less than one year.
(c)  Annualized.



Schedule of Investments
Thornburg New York Intermediate Municipal Fund
June 30, 2000

CUSIPS:  Class A- 885-215-665 NASDAQ Symbols: Class A - THNYX

700,000             Bethlehem Central School District General Obligation, 7.10% due          Aaa/AAA        $784,406
                    11/1/2006(Insured: AMBAC)
215,000             Canastota Central School District General Obligation, 7.10% due          Baa2/NR        236,079
                    6/15/2007
205,000             Canastota Central School District General Obligation, 7.10% due          Baa2/NR        226,865
                    6/15/2008
1,000,000           Dutchess County Industrial Development Agency, 6.05% due 11/1/2019       NR/AA          1,030,610
                    (KaatsbaanDance Center Project)
550,000             Guam Power Authority Revenue Series A, 6.625% due 10/1/2014              NR/AAA         604,736
880,000             Monroe County Industrial Development Agency Revenue, 6.45% due           Aa1/NR         929,782
                    2/1/2014 (CivicFacility - Depaul Community Facility Project; LOC:
                    Fleet Bank of New York)
500,000             MTA Service Contract Revenue, 7.00% due 7/1/2004 pre-refunded 7/01/01    Aaa/A          522,440
                    @ 102
530,000             Nassau Health Care Corporation, 6.00% due 8/1/2011                       Aaa/AAA        564,895
460,000             New York City General Obligation, 7.10% due 2/1/2009 pre-refunded        A3/A-          483,938
                    2/01/02 @101.5
500,000             New York City General Obligation, 7.00% due 2/1/2019 pre-refunded        NR/A-          525,260
                    7/01/02 @101.5
1,000,000           New York City General Obligation Series B, 7.20% due 8/15/2008           A3/A-          1,099,750
                    pre-refunded8/15/04 @ 101
250,000             New York City General Obligation Series B-1, 7.30% due 8/15/2010         Aaa/A-         276,163
                    pre-refunded8/15/04 @ 101
100,000             New York City Municipal Water Finance Authority, 4.40% due 6/15/2024     VMIG1/A1+      100,000
                    put 7/1/00 (daily demand notes)
1,000,000           New York City Municipal Water Finance Authority Series B, 5.75% due      Aaa/AAA        1,050,390
                    6/15/2013
40,000              New York City Unrefunded Balance General Obligation, 7.10% due           A3/A-          41,837
                    2/1/2009
505,000             New York Dormitory Authority, 6.00% due 7/1/2008 (Champlain Valley       NR/AAA         535,583
                    PhysiciansProject; Insured: Connie Lee)
200,000             New York Dormitory Authority Revenue, 7.85% due 2/1/2029 (Park Ridge     NR/AAA         202,422
                    HousingInc. Project; Collateralized: GNMA)
500,000             New York Dormitory Authority Revenue, 7.35% due 8/1/2029 (Jewish         NR/AAA         545,840
                    GeriatricProject; Insured: FHA)
500,000             New York Dormitory Authority Revenue Series B, 6.25% due 5/15/2014       Aaa/AAA        535,670
                    pre-refunded5/15/04 @ 102
1,000,000           New York Dormitory Authority Revenues, 6.10% due 7/1/2019 (Ryan          Aa1/NR         1,024,080
                    ClintonCommunity Health CenterProject;  Insured: Sonyma Mortgage)
345,000             New York Dormitory Authority Revenues Series C, 6.00% due 7/1/2016       Baa1/BBB+      345,028
400,000             New York Environmental Facilities Corp. PCR St. Water Revolving Fund     Aa2/AA-        404,900
                    Series B,7.50% due 3/15/2011
600,000             New York Environmental Facilities Corp. PCR St. Water Revolving Fund     Aa1/AAA        653,544
                    Series E,6.875% due 6/15/2014 refunded 6/01/04 @ 101.5
400,000             New York Environmental Facilities Corp. PCR St. Water Revolving Fund     Aa1/AA+        429,020
                    Series E,6.875% due 6/15/2014
1,000,000           New York General Obligation, 9.875% due 11/15/2005                       A2/A+          1,229,470
750,000             New York Housing Finance Agency SVC Contract Obligation Rev. Series A,   Baa1/A         760,492
                    6.375%due 9/15/2015
200,000             New York Local Government Assistance Corporation Series 1992, 6.875%     NR/BBB+        207,800
                    due3/15/2006
1,000,000           New York Medical Care Facilities Finance Agency Rev. Secured Hospital    Baa/AAA        1,051,010
                    Rev.Series 1991-A, 7.35% due 8/15/2011 pre-refunded 8/15/01 @ 102
500,000             New York Medical Care Facilities Finance Agency Rev. Series A, 6.85%     Aaa/AAA        549,310
                    due2/15/2017 pre-refunded 2/15/05 @ 102 (Brookdale Hospital Medical
                    Center Project)
500,000             New York Medical Care Facilities Finance Agency Rev. Series A, 6.80%     Aaa/AAA        548,330
                    due2/15/2020 pre-refunded 2/15/05 @ 102 (New York Downtown Hospital
                    Project)
130,000             New York Medical Care Facilities Finance Agency Revenue, 6.125% due      Aa2/AA         133,260
                    2/15/2014
650,000             New York Medical Care Facilities Finance Agency Revenue Series A,        Aaa/AAA        679,386
                    6.50% due11/1/2019 pre-refunded 11/1/01 @ 102 (Aurelia Osborn Fox
                    Memorial HospitalProject; Insured: FSA)
1,000,000           New York Mortgage Agency Rev. Series 29-B, 6.45% due 4/1/2015            Aa2/NR         1,024,920
665,000             New York Mortgage Agency Revenue, 5.75% due 10/1/2017                    NA/NA          664,355
2,000,000           New York Urban Dev. Corp Correctional Facilities Rev., 0% due 1/1/2008   Baa1/A         1,338,980
355,000             Oneida County Industrial Development Agency, 6.00% due 1/1/2010          NR/AA          371,745
450,000             Oneida County Industrial Development Agency Revenue, 6.10% due           Aa3/NR         450,185
                    6/1/2020(CivicFacility Presbyterian Home Project)
400,000             Onondaga County Industrial Development Civic Facilities Revenue, 7.90%   NR/A+          418,640
                    due1/1/2017 pre-refunded 1/1/03 @ 103 (LOC: Fleet Trust Company)
300,000             Puerto Rico Industrial Tourist Educational Medical and Environmental     NR/BBB-        293,229
                    ControlFacilities Series A, 5.70% due 8/1/2013 (Polytechnic University
                    Puerto RicoProject)
100,000             Southampton Village General Obligation Series B, 7.60% due 9/1/2003      Aaa/AAA        108,303
                    (Insured:MBIA)
500,000             Triborough Bridge and Tunnel Authority Special Obligation Series B,      A1/A-          515,135
                    6.875% due1/1/2015
625,000             Valley Central School District Montgomery, 7.15% due 6/15/2007           Aaa/AAA        706,425
                    (Insured: AMBAC)
165,000             Watkins Glen Central School District, 7.25% due 6/15/2004 (Insured:      Aaa/AAA        179,535
                    MBIA)
110,000             Waverly General Obligation, 9.05% due 6/15/2004 (Insured: MBIA) (ETM)    Aaa/AAA        127,213

                    TOTAL INVESTMENTS (Cost $23,424,617)                                                    $ 24,510,961

+                   Credit ratings are unaudited.
                    See notes to financial statements.


REPORT OF Independent ACCOUNTANTS
To the Board of Trustees and Shareholders of Thornburg New York Intermediate Municipal Fund


In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg New York Intermediate Municipal Fund ("the Fund") at June 30, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at June 30, 2000 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above. The financial statements for the year ended June 30, 1999, including the financial highlights for each of the periods ended prior to July 1, 1999, were audited by other independent accountants whose report dated July 27, 1999 expressed an unqualified opinion on those financial statements.

PricewaterhouseCoopers LLP

New York, New York
July 28, 2000

CHANGE IN Independent accountants
On August 13, 1999, McGladrey & Pullen, LLP (McGladrey) resigned as independent auditors of the Fund pursuant to an agreement by PricewaterhouseCoopers LLP
(PwC) to acquire McGladrey's investment company practice. The McGladrey partners and professionals serving the Fund at the time of the acquisition joined PwC. The reports of McGladrey on the financial statements of the Fund during the past two fiscal years contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. In connection with its audits for the two most recent fiscal years and through August 13, 1999, there were no disagreements with McGladrey on any matter of accounting principle or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of McGladrey would have caused it to make reference to the subject matter of disagreement in connection with its report. On September 22, 1999, the Fund, with the approval of its Board of Trustees and its Audit Committee, engaged PwC as its independent auditor.

Index Comparisons

INTERMEDIATE NEW YORK FUND
Index Comparison

Compares performance of Intermediate New York Fund, the Merrill Lynch Municipal Bond (7-12 year) Index and the Consumer Price Index, for the period ending June 30, 2000. On June 30, 2000, the weighted average securities ratings of the Index and the Fund were AA and AA-, respectively, and the weighted average portfolio maturities of the Index and the Fund were 9.5 years and 8.7 years, respectively. Past performance of the Index and the Fund may not be indicative of future performance.

Class A

Average Annual Total Returns (at max. offering price) (periods ending 6.30.00)
One year                   1.60%
From inception (9.5.97):   3.47%